UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 30, 2004

SIZELER PROPERTY INVESTORS, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-09349	72-1082589
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2542 Williams Boulevard, Kenner, LA 70062

(Address of Principal Executive Offices, including zip code)

(504) 471-6200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. Completion of Acquisition or Disposition of Assets

On December 30, 2004, Sizeler Property Investors, Inc. (the “Company”), through its wholly-owned subsidiary, SPILAKE, Inc., sold an apartment community known as Lakeview Club Apartments, located in Oakland Park, Florida to RAK Group Acquisition Corporation. Lakeview Club Apartments contains 443 apartment units located at 2819 North Oakland Forest Drive, Oakland Park, Florida.

The aggregate contract sale price for Lakeview Club Apartments was $43,800,000. The sale price, which resulted from arms-length negotiations, was determined based on the fair market value of the property. The purchaser is not affiliated with the Company or any of its affiliates, directors or officers, or any associate of any director or officer.

The proceeds of the sale net of closing costs and fees of the transaction (approximately $2.7 million) were used to reduce the Company’s bank credit line borrowings and long-term mortgage debt by approximately $40.5 million, and the remaining net proceeds were available for general corporate purposes.

As described in the Company’s press release, attached hereto as Exhibit 99.6, the sale of Lakeview Club Apartments is part of the Company’s strategic initiative.

ITEM 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

None.

(b) Pro Forma Financial Information.

THE FOLLOWING UNAUDITED CONSOLIDATED PRO FORMA FINANCIAL INFORMATION IS PRESENTED FOR ILLUSTRATIVE PURPOSES ONLY AND IS NOT NECESSARILY AN INDICATION OF THE FUTURE FINANCIAL POSITION OR RESULTS OF OPERATIONS OF THE COMPANY.

Management has prepared the following pro forma financial statements, which are based on the historical consolidated financial statements of the Company and adjusted to give effect to the disposition of Lakeview Club Apartments, which occurred on December 30, 2004, as well as the use of proceeds from the sale as described in this Current Report on Form 8-K.

The Unaudited Consolidated Pro Forma Balance Sheet at September 30, 2004 has been prepared to reflect the subsequent December 2004 disposition as if the transaction had occurred on September 30, 2004. The Consolidated Pro Forma Statement of Income for each of the years ended December 31, 2003, 2002, 2001 and the nine-month period ended September 30, 2004 have been prepared to present the results of operations of the Company as if the disposition of Lakeview Club Apartments had occurred at the beginning of the first period presented.

The following consolidated pro forma financial statements should be read in conjunction with the Company’s consolidated financial statements and notes thereto that are incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 and the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2004. In the Company’s opinion, all significant adjustments necessary to reflect the disposition have been made.

Page 2 of 14 Pages

SIZELER PROPERTY INVESTORS, INC. AND SUBSIDIARIES

CONSOLIDATED PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2004

(UNAUDITED)

	Historical	Disposition Pro Forma	Total Pro Forma
	(A)	(B)
ASSETS
Real estate investments
Land	$55,978,000	$(4,721,000)	$51,257,000
Buildings and improvements, net of accumulated depreciation	240,194,000	(18,527,000)	221,667,000
Construction in progress	5,745,000		5,745,000
Investment in real estate partnership	932,000		932,000

	302,849,000	(23,248,000)	279,601,000

Cash and cash equivalents	6,012,000	500,000	6,512,000
Accounts receivable and accrued revenue, net of allowance for doubtful accounts of $244,000	2,105,000		2,105,000
Prepaid expenses and other assets	12,656,000	(185,000)	12,471,000

Total Assets	$323,622,000	$(22,933,000)	$300,689,000

LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES
Mortgage notes payable	$124,332,000	$(16,019,000)	$108,313,000
Notes payable	47,463,000	(24,500,000)	22,963,000
Accounts payable and accrued expenses	11,929,000	(25,000)	11,904,000
Estimated income taxes payable		2,978,000	2,978,000
Tenant deposits and advance rents	1,064,000	(199,000)	865,000

	184,788,000	(37,765,000)	147,023,000
Convertible subordinated debentures	56,599,000		56,599,000

Total Liabilities	241,387,000	(37,765,000)	203,622,000

SHAREHOLDERS’ EQUITY
Series A preferred stock, 40,000 shares authorized, none issued	0		0
Series B preferred stock, par value $0.0001 per share, liquidation preference $25 per share, 2,476,000 shares authorized, 336,000 issued and outstanding	1,000		1,000
Common stock, par value $0.0001 per share, 51,484,000 shares authorized, shares issued and outstanding — 13,192,000	1,000		1,000
Excess stock, par value $0.0001 per share, 16,000,000 shares authorized, none issued	0		0
Additional paid-in capital	170,433,000		170,433,000
Accumulated other comprehensive gain	79,000		79,000
Cumulative net income	44,319,000	14,832,000	59,151,000
Cumulative distributions paid	(132,598,000)		(132,598,000)

Total Shareholders’ Equity	82,235,000	14,832,000	97,067,000

Total Liabilities and Shareholders’ Equity	$323,622,000	$(22,933,000)	$300,689,000

Page 3 of 14 Pages

Explanation of Pro Forma Adjustments:

A.	Reflects the Company’s historical Consolidated Balance Sheet as reported in its Form 10-Q for the quarter ended September 30, 2004.

B.	Reflects proceeds of $43.8 million less closing costs and fees of approximately $2.7 million from the December 2004 disposition, less payoff of outstanding mortgage debt, partial paydown of bank credit line borrowings and removal of disposition assets and other miscellaneous accounts including the provision for estimated income taxes calculated on the basis of statutory rates. The resulting gain on sale is reflected in cumulative net income.

Page 4 of 14 Pages

SIZELER PROPERTY INVESTORS, INC. AND SUBSIDIARIES

CONSOLIDATED PRO FORMA STATEMENT OF INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

(UNAUDITED)

	Historical	Disposition Pro Forma	Total Pro Forma
	(A)	(B)(C)
OPERATING REVENUES
Contractual rental income and charges	$39,584,000	$(3,133,000)	$36,451,000
Other income	1,630,000	(111,000)	1,519,000

Total Operating Revenues	41,214,000	(3,244,000)	37,970,000

OPERATING EXPENSES
Utilities	2,167,000	(255,000)	1,912,000
Real estate taxes	3,455,000	(579,000)	2,876,000
Administrative expenses	5,155,000		5,155,000
Operations and maintenance	6,739,000	(503,000)	6,236,000
Other operating expenses	4,627,000	(283,000)	4,344,000
Depreciation and amortization	10,077,000	(641,000)	9,436,000

Total Operating Expenses	32,220,000	(2,261,000)	29,959,000

INCOME FROM OPERATIONS	8,994,000	(983,000)	8,011,000

Interest expense	10,872,000	(1,404,000)	9,468,000

NET INCOME BEFORE EQUITY IN INCOME OF PARTNERSHIP	(1,878,000)	421,000	(1,457,000)
Equity in income of partnership	199,000		199,000

NET INCOME	$(1,679,000)	$421,000	$(1,258,000)

NET INCOME ALLOCATION:
Allocable to preferred shareholders	615,000		615,000
Allocable to common shareholders	(2,294,000)	421,000	(1,873,000)

NET INCOME	$(1,679,000)	$421,000	$(1,258,000)

Net income per common share - basic and diluted	$(0.17)	$0.03	$(0.14)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	13,157,000	13,157,000	13,157,000

Page 5 of 14 Pages

Explanation of Pro Forma Adjustments:

A.	Represents the Company’s results of continuing operations included in its unaudited historical Consolidated Statement of Income for the nine months ended September 30, 2004 as reported on its Form 10-Q for the quarter ended September 30, 2004.

B.	Reflects the elimination of the results of operations of Lakeview Club Apartments sold in December 2004.

C.	The reduction in interest expense represents the actual interest expense on the mortgage debt relating to Lakeview Club Apartments plus the decrease in outstanding credit line debt at the average interest rate for the period presented.

Page 6 of 14 Pages

SIZELER PROPERTY INVESTORS, INC. AND SUBSIDIARIES

CONSOLIDATED PRO FORMA STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2003

(UNAUDITED)

	Historical	Disposition Pro Forma	Total Pro Forma
	(A)	(B)(C)
OPERATING REVENUES
Contractual rental income and charges	$50,786,000	$(4,155,000)	$46,631,000
Other income	2,094,000	(153,000)	1,941,000

Total Operating Revenues	52,880,000	(4,308,000)	48,572,000

OPERATING EXPENSES
Utilities	2,546,000	(302,000)	2,244,000
Real estate taxes	4,440,000	(772,000)	3,668,000
Administrative expenses	6,376,000		6,376,000
Operations and maintenance	8,511,000	(697,000)	7,814,000
Other operating expenses	5,436,000	(400,000)	5,036,000
Depreciation and amortization	11,978,000	(839,000)	11,139,000

Total Operating Expenses	39,287,000	(3,010,000)	36,277,000

INCOME FROM OPERATIONS	13,593,000	(1,298,000)	12,295,000

Interest expense	12,459,000	(1,845,000)	10,614,000

NET INCOME BEFORE EQUITY IN INCOME OF PARTNERSHIP	1,134,000	547,000	1,681,000
Equity in income of partnership	89,000		89,000

NET INCOME	$1,223,000	$547,000	$1,770,000

NET INCOME ALLOCATION:
Allocable to preferred shareholders	819,000		819,000
Allocable to common shareholders	404,000	547,000	951,000

NET INCOME	$1,223,000	$547,000	$1,770,000

Net income per common share - basic and diluted	$0.03	$0.04	$0.07

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	13,086,000	13,086,000	13,086,000

Page 7 of 14 Pages

Explanation of Pro Forma Adjustments:

A.	Represents the Company’s results of continuing operations included in its historical Consolidated Statement of Income for the year ended December 31, 2003.

B.	Reflects the elimination of the results of operations of Lakeview Club Apartments sold in December 2004.

C.	The reduction in interest expense represents the actual interest expense on the mortgage debt relating to Lakeview Club Apartments plus the decrease in outstanding credit line debt at the average interest rate for the period presented.

Page 8 of 14 Pages

SIZELER PROPERTY INVESTORS, INC. AND SUBSIDIARIES

CONSOLIDATED PRO FORMA STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2002

(UNAUDITED)

	Historical	Disposition Pro Forma	Total Pro Forma
	(A)	(B)(C)
OPERATING REVENUES
Contractual rental income and charges	$50,472,000	$(4,273,000)	$46,199,000
Other income	2,210,000	(176,000)	2,034,000

Total Operating Revenues	52,682,000	(4,449,000)	48,233,000

OPERATING EXPENSES
Utilities	2,225,000	(267,000)	1,958,000
Real estate taxes	4,316,000	(705,000)	3,611,000
Administrative expenses	5,505,000		5,505,000
Operations and maintenance	7,966,000	(637,000)	7,329,000
Other operating expenses	5,032,000	(401,000)	4,631,000
Depreciation and amortization	11,524,000	(816,000)	10,708,000

Total Operating Expenses	36,568,000	(2,826,000)	33,742,000

INCOME FROM OPERATIONS	16,114,000	(1,623,000)	14,491,000

Interest expense	13,377,000	(2,182,000)	11,195,000

NET INCOME BEFORE EQUITY IN INCOME OF PARTNERSHIP	2,737,000	559,000	3,296,000
Equity in income of partnership	105,000		105,000

NET INCOME	$2,842,000	$559,000	$3,401,000

NET INCOME ALLOCATION:
Allocable to preferred shareholders	547,000		547,000
Allocable to common shareholders	2,295,000	559,000	2,854,000

NET INCOME	$2,842,000	$559,000	$3,401,000

Net income per common share - basic and diluted	$0.18	$0.04	$0.22

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	12,855,000	12,855,000	12,855,000

Page 9 of 14 Pages

Explanation of Pro Forma Adjustments:

A.	Represents the Company’s results of continuing operations included in its historical Consolidated Statement of Income for the year ended December 31, 2002.

B.	Reflects the elimination of the results of operations of Lakeview Club Apartments sold in December 2004.

C.	The reduction in interest expense represents the actual interest expense on the mortgage debt relating to Lakeview Club Apartments plus the decrease in outstanding credit line debt at the average interest rate for the period presented.

Page 10 of 14 Pages

SIZELER PROPERTY INVESTORS, INC. AND SUBSIDIARIES

CONSOLIDATED PRO FORMA STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2001

(UNAUDITED)

	Historical	Disposition Pro Forma	Total Pro Forma
	(A)	(B)(C)
OPERATING REVENUES
Contractual rental income and charges	$50,200,000	$(4,354,000)	$45,846,000
Other income	2,258,000	(161,000)	2,097,000

Total Operating Revenues	52,458,000	(4,515,000)	47,943,000

OPERATING EXPENSES
Utilities	2,230,000	(230,000)	2,000,000
Real estate taxes	4,076,000	(599,000)	3,477,000
Administrative expenses	4,446,000		4,446,000
Operations and maintenance	7,946,000	(636,000)	7,310,000
Other operating expenses	5,512,000	(421,000)	5,091,000
Depreciation and amortization	11,409,000	(802,000)	10,607,000

Total Operating Expenses	35,619,000	(2,688,000)	32,931,000

INCOME FROM OPERATIONS	16,839,000	(1,827,000)	15,012,000

Interest expense	15,240,000	(2,722,000)	12,518,000

NET INCOME BEFORE EQUITY IN INCOME OF PARTNERSHIP AND GAIN ON SALE OF REAL ESTATE	1,599,000	895,000	2,494,000
Equity in income of partnership	98,000		98,000

NET INCOME BEFORE GAIN ON SALE OF REAL ESTATE	1,697,000	895,000	2,592,000

GAIN ON SALE OF REAL ESTATE	506,000		506,000

NET INCOME	$2,203,000	$895,000	$3,098,000

NET INCOME ALLOCATION:
Allocable to preferred shareholders
Allocable to common shareholders	2,203,000	895,000	3,098,000

NET INCOME	$2,203,000	$895,000	$3,098,000

Net income per common share - basic and diluted	$0.27	$0.11	$0.38

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	8,313,000	8,313,000	8,313,000

Page 11 of 14 Pages

Explanation of Pro Forma Adjustments:

A.	Represents the Company’s results of continuing operations included in its historical Consolidated Statement of Income for the year ended December 31, 2001.

B.	Reflects the elimination of the results of operations of Lakeview Club Apartments sold in December 2004.

C.	The reduction in interest expense represents the actual interest expense on the mortgage debt relating to Lakeview Club Apartments plus the decrease in outstanding credit line debt at the average interest rate for the period presented.

Page 12 of 14 Pages

(c)	Exhibits.

99.1	Agreement for Sale and Purchase between SPILAKE, Inc., a Delaware corporation, as Seller, and RAK Group Acquisition Corporation, a New York corporation, as Buyer, effective November 18, 2004. (All Exhibits have been omitted, and the Company will furnish to the Commission, upon request, a copy of any omitted Exhibit.)

99.2	First Amendment to Agreement for Sale and Purchase effective December 3, 2004.

99.3	Second Amendment to Agreement for Sale and Purchase effective December 10, 2004.

99.4	Third Amendment to Agreement for Sale and Purchase effective December 16, 2004.

99.5	Reinstatement and Fourth Amendment to Agreement for Sale and Purchase effective December 21, 2004.

99.6	Press Release, dated January 5, 2005 with respect to the sale of the Lakeview Club Apartments.

Page 13 of 14 Pages

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2005

SIZELER PROPERTY INVESTORS, INC.

By:	/s/ Thomas A. Masilla, Jr.
Thomas A. Masilla, Jr.
President and Chief Operating Officer

Page 14 of 14 Pages